Exhibit 99.1

December 2020

This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our planned IND submissions and initiation of clinical trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations regarding our regulatory strategy; and the ability of our product candidates to potentially restore, improve, and preserve high-acuity physiologic hearing for people worldwide who live with disabling hearing loss. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: the initiation, timing, progress, and results of our current and future nonclinical studies and clinical trials and our research and development programs, including our expectation that we will submit an IND application for AK-OTOF, our lead product candidate, for otoferlin-mediated hearing loss to FDA in 2021; our estimates regarding expenses, future revenue, capital requirements, need for additional financing, and the period over which we believe that our existing cash, cash equivalents, and investments will be sufficient to fund our operating expenses and capital expenditure requirements; our plans to develop and, if approved, subsequently commercialize our product candidates; the timing of and our ability to submit applications for, and obtain and maintain regulatory approvals for, our product candidates; our expectations regarding our regulatory strategy; our expectations regarding our ability to fund our operating expenses and capital expenditure requirements with our cash, cash equivalents, and marketable securities; the potential advantages of our product candidates; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential addressable patient population for our product candidates; our commercialization, marketing, and manufacturing capabilities and strategy; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; our intellectual property position; our ability to identify additional products, product candidates, or technologies with significant commercial potential that are consistent with our commercial objectives; the impact of government laws and regulations; our competitive position and expectations regarding developments and projections relating to our competitors and any competing therapies that are or become available; developments and expectations regarding developments and projections relating to our competitors and our industry; the impact of the COVID-19 pandemic on our business, results of operations, and financial condition; our ability to maintain and establish collaborations or obtain additional funding; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation, you acknowledge that: you are cautioned not to place undue reliance on these forward-looking statements; you will be solely responsible for your own assessment of the market and our market position; and you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Akouos, Inc. 1 Forward Looking Statements

2 Genetic Medicine Platform Focused on Inner Ear Disorders Attractive Market with High Unmet Need ~466mm people worldwide with disabling hearing loss, including ~34mm children Multimodal Precision Genetic Medicine Platform Building a platform that enables development of multiple vector-mediated genetic medicine modalities utilizing proprietary AAVAnc vectors and a novel delivery approach to target a broad range of inner ear disorders Potential for Rapid Advancement of Lead Program, AK-OTOF AK-OTOF generated promising nonclinical data and has the potential for rapid clinical readout using auditory brainstem response (ABR) as an objective, clinically accepted efficacy endpoint, potentially leading to platform validation Disciplined Execution to Build Pipeline with Potential for Broad Applicability Demonstrating broad applicability of platform: general alignment with FDA on path to IND submission for AK- antiVEGF; product candidate selected for AK-CLRN1 Value-Add Capabilities and Infrastructure Developing internal cGMP manufacturing with capabilities to supply vector for clinical trials World-Class Management Team with Broad Expertise Purposefully assembled team of experts in auditory anatomy and physiology, otopathology, human genetics, inner ear drug delivery, gene therapy, and rare disease drug development and commercialization

3 Experienced Management Team with Otology, Genetic Medicine, and Rare Disease Drug Development Expertise Emmanuel Simons, Ph.D., M.B.A. Founder, Chief Executive Officer Michael McKenna, M.D. Founder, Chief Medical Officer Morgan Molloy Chief Corporate Development Officer Rabia Gurses Ozden, M.D. Chief Development Officer Gregory Robinson, Ph.D. Chief Scientific Officer Karoline Shair, Ph.D., J.D. Chief Legal Officer John Connelly SVP, Portfolio Strategy, R&D Operations Jennifer Wellman Chief Operating Officer Alan Smith, Ph.D. Chief Technology Officer Sachiyo Minegishi Chief Financial Officer

How We Hear


Spiral Ganglion Cells
Oval Window
Ear Drum
Auditory Nerve
Round Window Membrane ("RWM")


Inner Border Cells
Pillar Cells
Hensen's Cells
Inner Hair Cells
Claudius Cells
Outer Hair Cells
Spiral Ganglion Cells

1. Sound enters the ear through the external auditory canal of the outer ear, where it vibrates the ear drum
2. The sound vibrations are then relayed through the middle ear where they articulate with the cochlea at the oval window
3. The cochlea contains a long, coiled, ribbon-like epithelial membrane that is suspended between two cochlear fluid compartments
4. Sensory cells, called hair cells, sense the movement of fluid and convert the fluid waves into nerve impulses that are sent along the auditory nerve to the brain

4

Overview of Genetically-Driven Hearing Loss

AKOUOS

- **Tens of millions of children** with monogenic hearing loss worldwide
- Congenital hearing loss recognized as **neurodevelopmental emergency** by American Academy of Pediatrics
- Some of the most common forms of monogenic deafness affect an estimated **~200,000** individuals in the U.S. and Europe
- **No drugs** currently approved for the treatment of sensorineural hearing loss



1 of 500 newborns has disabling hearing loss
Complex Etiology(20%)
Genetic Causes (80%)
Nonsyndromic (75-80%)
Syndromic (15-20%)
Recessive (80%)
Dominant (19%)
Mitochondrial & X-Linked (1%)

	Nonsyndromic	Syndromic
Autosomal Recessive	> 75 genes	> 30 genes
Autosomal Dominant	> 48	> 10

5

Note: Syndromic hearing loss means, in addition to hearing loss, the individual has other symptoms of medical importance.

6 The Anatomy and Biology of the Inner Ear Are Ideal for One-Time Genetic Medicines While the unique anatomical challenges of delivering to the inner ear have hindered genetic medicine development for hearing disorders, we believe Akouos is uniquely positioned to overcome these delivery challenges Opportunity to Leverage Learnings from Development of Genetic Medicines for the Eye and Brain Unique Advantages of the Inner Ear • Enclosed compartments → opportunity for local, targeted delivery • Reduced immune surveillance → lower impact of neutralizing antibodies • Non-dividing target cells → potential for one-time delivery to provide life-long benefit • Fewer target cells and smaller delivery volume → less vector required for meaningful transgene expression • Anatomy is fully developed at birth → more favorable benefit-risk profile in pediatric populations

7 The Akouos Precision Genetic Medicine Platform Novel Delivery Approach Proprietary AAV Vector Library Multimodal Capabilities Gene transfer targeting loss-of- function mutations Gene knockdown or editing targeting toxic gain-of-function or dominant negative mutations Therapeutic protein expression (e.g., monoclonal antibody) targeting disease pathways responsible for non-monogenic hearing loss

• Designed to allow for the safe and effective delivery of product candidates through the round window membrane • Minimally invasive device delivers product candidates in a fixed volume and at a controlled flow rate • Design allows for distribution of product candidates across the full length of the cochlea 8 Novel, Minimally Invasive Delivery Approach Designed to Enable Efficient Access to Target Cells and Controlled Distribution of Product Candidates Throughout the Cochlea Vent in Stapes / Oval Window Injected Fluid Path Akouos Delivery Device in Round Window

9 AAVAnc80 Exhibits High Transduction Efficiency Compared to Other AAV Capsids Capsid AAV1 AAV2 AAV8 AAVAnc80 Dose 21x 3.5x 7x 1x Multiple independent investigations have shown increased hair cell transduction efficiency of AAVAnc80 relative to other AAV capsids in mouse and non-human primate models 0 20 40 60 80 100 %GFP + O HCs 0 20 40 60 80 100 %GFP + IHCs Apex Base AAVAnc80 Transduces Cochlear Hair Cells More Efficiently than Other AAV Capsids OHCs = outer hair cells; IHCs = inner hair cells; GFP = green fluorescent protein Landegger et al., (2017), Nature Biotechnology 35, 280-284

10 Multi-Dose Tropism Study in Cynomolgus Macaque Showed Efficient Inner Hair Cell Transduction at Three Weeks 75 to 100% of inner hair cells (IHCs) express transgene at 6E10 vg / cochlea in the cynomolgus macaque I n n e r H a i r C e l l T r a n s d u c t i o n ( % ) 100 80 60 40 20 0 0.06 0.5 4 32 2.4E11 vg 6.0E10 vg 1.5E10 vg Dose AAVAnc80-eGFP Cochlear Frequency Position (kHz) Percentage of Inner Hair Cells Expressing GFP Three Weeks Following Administration of an AAVAnc80 Vector Encoding GFP AAVAnc80-GFP Expression in Cynomolgus Macaque Cochlea Across Frequencies and Doses (in Vector Genomes (vg) per Cochlea) OHCs = outer hair cells; IHCs = inner hair cells; SC = supporting cells

The High Transduction Efficiency of AAVAnc80 Coupled with Local Delivery to the Inner Ear Compartment Allows for a Dual Vector Approach for Larger Transgenes



ITR
promoter
5' GFP cDNA
SD
ITR
ITR
SA
3' GFP cDNA
polyA
ITR
Transduction
DNA sequence alignment
Recombination
Transcription
Splicing
GFP mRNA
Translation
Functional protein

Percentage of Inner Hair Cells Expressing Transgene Three Weeks Following Administration of Dual AAVAnc80 Vectors



Inner Hair Cell Transduction (%)
100
80
60
40
20
0
0.06
0.5
4
32
7.2E11 vg
Monkey 1
Monkey 2
Monkey 3
Monkey 4
Cochlear Frequency Position (kHz)

Ability to deliver transgenes that are larger than 5 kilobases in size creates the potential for broader treatment of genetically-driven hearing loss

11

12 AAVAnc80 Efficiently Transduces Multiple Cell Types in the Inner Ear • Conducted nonclinical studies across three different non-human primate models using GFP as a reporter gene delivered by AAVAnc80 • AAVAnc80 can efficiently transduce multiple target cell populations throughout the cochlea in the primate inner ear • Pre-existing neutralizing antibodies, even at relatively high levels in serum, did not inhibit cochlear cell transduction following intracochlear delivery

Multimodal Capabilities Create Potential to Address a Broad Range of Monogenic and Non-Monogenic Inner Ear Disorders

AKOUOS

Akouos Precision Genetic Medicine Platform

Modality

- Gene Transfer
  - Single Vector
  - Dual Vector
- Gene Knockdown
  - RNA-interference
- Gene Editing
  - Nuclease-based
  - Non-nuclease-based
- Therapeutic Protein Expression

Target

- Hair Cells: *CLRN1*; *OTOF*; Undisclosed autosomal dominant indications
- Supporting Cells: *GJB2*; Hair Cell Regeneration
- Secreted Proteins: Vestibular Schwannoma

Initial pipeline spans multiple vector-mediated modalities and cochlear targets to potentially address inner ear disorders affecting hundreds of thousands of individuals in the U.S. and Europe

13

Deep Pipeline Highlights Breadth of Platform

AKOUOS

Product Candidate or Development Program (Indication)	Estimated Prevalence (US and EU)	Stage of Development				Next Planned Milestone
		Discovery	Preclinical	Phase 1/2	Pivotal	
Hair Cells						
AK-OTOF (*OTOF*-mediated Hearing Loss)	20,000					▪ IND Submission
AK-CLRN1 (Usher Syndrome Type 3A)	2,000					▪ Pre-IND Meeting
Autosomal Dominant Hearing Disorder	Pending Target Selection					▪ Target Announcement
Supporting Cells						
GJB2 (*GJB2*-mediated Hearing Loss)	200,000					▪ Candidate Selection
Hair Cell Regeneration	Pending Target Selection					▪ Target Announcement
Secreted Proteins						
AK-antiVEGF (Vestibular Schwannoma)	200,000					▪ IND Submission

AAV-Enabled Modalities: ■ Gene Transfer ■ Gene Transfer + Knockdown ■ Therapeutic Protein Expression

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AK-OTOF Overview

AK-OTOF	• AK-OTOF encodes otoferlin, a protein that enables the sensory cells of the ear to release neurotransmitter vesicles, activating auditory neurons
Prevalence	• Estimated 20,000 cases of *OTOF*-mediated hearing loss in the US and EU
Indication	• Treatment of sensorineural hearing loss due to mutations in the otoferlin, or *OTOF*, gene • Mutations in the *OTOF* gene are a major cause of genetic nonsyndromic hearing loss
Delivery Method	• Use AAVAnc80 as a delivery vehicle for the *OTOF* gene • Administer product candidate directly into the inner ear
Mechanism of Action	• Encodes otoferlin to enable release of neurotransmitter vesicles to activate auditory neurons in response to sound • Auditory neurons then carry electronically encoded acoustic information to the brain allowing us to hear
Progress and Status	• Promising nonclinical data in representative mouse models • Pre-IND meeting with FDA; executing on agreed IND-enabling nonclinical studies • Designing a Phase 1/2 trial for AK-OTOF and plan to file an IND in Q4 2021

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Dual Vector Delivery of AK-OTOF Led to Restoration of ABR Thresholds and Long-Term Hearing Recovery in Mice AK-OTOF utilizes a dual vector approach to restore long-term hearing in knock-out mouse models – one AAVAnc80 vector carries the 5’ fragment of OTOF gene and the other AAVAnc80 vector carries the 3’ fragment of the OTOF gene Weeks Post-Injection Click ABR threshold (db SPL) 1 4 10 15 25 30 90 80 70 60 50 40 30 20 10 0 Otof-/-(n=6) Otof-/-(5’ alone; n=3) Otof-/-(5’ + 3’; n=8) Wild-type (n=8) Restoration of ABR Thresholds in Otof Knock-Out Mice Receiving a Dual AAV Vector Expressing OTOF Intracochlear Delivery of AK-OTOF Resulted in Significant, Long-term Hearing Recovery in Otof Knock-Out Mice Click ABR threshold (db SPL) 100 80 60 40 20 0 Approximate Age at ABR Test (Administration at 1 week old) 1 mo 3 mo 7 mo 10 mo Otof-/- + AAVAnc80-hOTOF (n=3 per group) Wild-Type (n=6 at 1 mo; n=3 at 10 mo) Untreated Otof-/-(n=5) 16 Akil et al., PNAS (2019)

17 A Single Dose of AK-OTOF Restored Cochlear Function in Mature Mice Lacking Otoferlin Time re Click Onset (msec) Time re Click Onset (msec) Time re Click Onset (msec) Wild-Type Vehicle Control Otoferlin KO + Vehicle Control Otoferlin KO + AAVAnc80-hOTOF In a nonclinical study, a single dose of AK-OTOF restored cochlear function in mice lacking otoferlin

Planned AK-OTOF Phase 1/2 Clinical Trial Part A Dose Escalation Assess: Safety, tolerability, and bioactivity Part B Cohort Expansion Assess: Safety and effectiveness Up to 5-year clinical follow-up (1) Based on pre-IND meeting with FDA in September 2019. Key Eligibility • Individuals with OTOF-mediated hearing loss • Amenable to surgical delivery and potential for benefit • May enroll children as young as one year old in the expansion phase (1) Administration • Administered to trial participants through a single unilateral intracochlear injection Efficacy Endpoints • Objective and clinically relevant ABR testing and age-appropriate behavioral assessment Timing • Submit IND in Q4 2021 • Intend to file the delivery device along with the investigational product as a combination product (1) 18

AK-antiVEGF Overview

AK-antiVEGF	• AK-antiVEGF encodes a secreted inhibitor of vascular endothelial growth factor (VEGF) to treat vestibular schwannoma
Prevalence	• Estimated 200,000 cases in the US and EU
Indication	• Treatment of vestibular schwannoma, a common intracranial tumor • Current interventional standard of care consists of surgical removal and/or radiation, both of which typically result in hearing loss and can be associated with significant morbidity
Delivery Method	• Uses AAVAnc80 as a delivery vehicle to achieve local, sustained anti-VEGF protein at tumor site • Administer product candidate directly into the inner ear
Mechanism of Action	• Systemic anti-VEGF has been shown to reduce tumor volume and improve hearing in some patients with vestibular schwannoma • Local delivery may avoid the systemic side effects of high dose intravenous VEGF inhibitor infusion and could remove or reduce the need for other interventions
Progress and Status	• Nonclinical data in mice confirm anti-VEGF protein expression • Initial NHP study supports preliminary tolerability of chronic protein expression • Pre-IND meeting feedback supports IND submission in 2022

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AK-antiVEGF for the Treatment of Vestibular Schwannoma

AKOUOS

Human Data Demonstrate Ability of Systemic VEGF Inhibitor to Improve Hearing and Reduce Tumor Volume in Some Patients with Vestibular Schwannoma


The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Hearing Improvement after Bevacizumab in Patients with Neurofibromatosis Type 2

Neuro-Oncology 12(1):14–18, 2010.
doi:10.1093/neuonc/nop010
Advance Access publication October 20, 2009

NEURO-ONCOLOGY

Bevacizumab induces regression of vestibular schwan... neurofi...

Victor-Felix M... Carsten Boke...

Department of M... Neuropathology ... Center Hamburg...

J Neurooncol
DOI 10.1007/s11060-015-1828-8

CLINICAL STUDY

Bevacizumab decreases vestibular schwannomas growth rate in children and teenagers with neurofibromatosis type 2

Audrey Hochart[1] · Vianney Gaillard[2] · Marc Baroncini[3] · Nicolas André[4,5] · Jean-Pierre Vannier[6] · Matthieu Vinchon[3] · Frederique Dubrulle[2] · Jean-Paul Lejeune[3] · Christophe Vincent[7] · Véronique Nève[8] · Hélène Sudour Bonnange[1] · Nicolas Xavier Bonne[7] · Pierre Leblond[1]

Nonclinical Data in NHPs Demonstrate Delivery of AK-antiVEGF is Well-Tolerated and Results in Potentially Therapeutic Protein Expression



40
20
0
-20
-40
Threshold Shift re Baseline (dB)
Month 1 (n = 12 ears)
Month 2 (n = 12 ears)
Month 3 (n = 6 ears)
Month 6 (n = 6 ears)
1.1
2.8
8
22.6
Frequency (kHz)

Shifts in ABR thresholds (relative to baseline ABRs in the same ear prior to intracochlear injection) are shown for 1, 2, 3, and 6 months post-intracochlear injection of an AAVAnc80 vector encoding anti-VEGF. Group means (±SD) at each timepoint reflect bilateral measurements in each NHP on study.

Computational Modeling Supports Feasibility of Diffusion to Tumor Site



3D diffusion
AAV-mediated anti-VEGF protein secretion in perilymph
IAC fundus to medial tumor border (mm)
IAC fundus to lateral tumor border (mm)
Tumor



100
80
60
50
40
30
20
10
Anti-VEGF concentration (% of perilymph concentration)
Biologically active range
Tumor
0
1
2
3
4
5
6
7
8
9
10
11
Distance from IAC fundus (mm)

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AK-CLRN1 Overview

AK-CLRN1	• AK-CLRN1 encodes clarin-1, a protein believed to modulate cochlear hair cell mechanotransduction and synaptic function, for patients with Usher syndrome type 3A
Prevalence	• Estimated 2,000 cases in the US and EU
Indication	• Treatment of sensorineural hearing loss due to mutations in the *CLRN1* gene • Mutations of *CLRN1* gene cause syndromic genetic hearing / vision loss, characterized by progressive sensorineural hearing impairment and progressive vision loss
Delivery Method	• Uses AAVAnc80 as a delivery vehicle for the *CLRN1* gene • Administer product candidate directly into the inner ear
Mechanism of Action	• Mutations in *CLRN1* gene reduce the production and localization of CLRN-1 protein to hair cell membranes • AK-CLRN1 is intended to treat hearing loss in patients with Usher syndrome type 3A by delivery of a healthy copy of CLRN1 to cochlear hair cells
Progress and Status	• Published data demonstrate ability of AAV-mediated delivery of mouse CLRN1 to rescue hearing in mouse model of Usher syndrome type 3A • Additional nonclinical data with AAVAnc80-mediated delivery of human CLRN1 demonstrate hearing rescue in mature mice • Product candidate selected

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Proof of Concept Data: AAV-mediated Delivery of *CLRN1* Recovered Hearing in a Knock-Out Mouse Model

- Nonclinical data demonstrated hearing preservation in the KO-TgAC1 mouse model, which recapitulates the auditory phenotype observed in human USH3A patients
- AAV delivery of mouse *Clrn1* with its endogenous UTR preserves hearing at levels near wildtype animals
- Early nonclinical data show that AAVAnc80 encoding human clarin-1 can rescue hearing in mature KO-TgAC1 mice

Restoration of Hearing Thresholds in CLRN1 KO Mice Injected at P2 to P3


Click ABR Threshold (dB SPL)
Days Postnatal
27
37
49
60
70
80
90
100
110
117
160
Untreated
AAV
AAV + UTR
Wild-Type
Clrn1 TgAC1

ABR Waveforms


WT
KO-TgAC1
KO-TgAC1 + Clrn1 + UTR
86 dB SPL
81 dB SPL
76 dB SPL
71 dB SPL
66 dB SPL
61 dB SPL
56 dB SPL
51 dB SPL
46 dB SPL
41 dB SPL
36 dB SPL
31 dB SPL

UTR = untranslated region

Geng et al., *Scientific Reports* (2017)

22

23 Key Advantages to Our Manufacturing Process Low dose requirements given small size and compartmentalized nature of the inner ear Targeted delivery and high transduction efficiency alleviate the need for large scale production Exclusive access to AAVAnc Vectors for inner ear provides opportunity to optimize production process and secure additional competitive advantage Potential to expand beyond Phase 1/2 Well characterized HEK293 cell suspension and 250 L bioreactor system

Internal Manufacturing Capabilities May Provide Competitive Advantage Expertise in Gene Therapy and Gene Editing • Expertise covers development from vector design through drug product manufacture • Developing scalable manufacturing capabilities, which may allow for significant control over process development timelines and cost • Internal capabilities to process gene therapy batches to support activities through Phase 1/2 clinical trials • Plans to leverage single use, disposable, closed system operations aligned to genetic medicine platform to promote both flexibility and cost-effectiveness • Internal analytical and process development • 250 L single-use bioreactor system using suspension HEK293 cells Building In-House cGMP Manufacturing Capabilities Current Supply from a Well-Established CMO • Agreement with Lonza, which performed manufacturing for pivotal IND-enabling nonclinical studies for the AK-OTOF program and will conduct cGMP manufacturing to support AK-OTOF clinical development 24

Recent Accomplishments and Upcoming Milestones

AKOUOS

Recent Highlights

- Upsized IPO: ~$224mm in net proceeds
- Expanded leadership team and board of directors
- General alignment with FDA on path to IND submission for AK-antiVEGF; target timing for IND submission is 2022
- Product candidate selection of AK-CLRN1

Upcoming Milestones

- GJB2 candidate selection (2021)
- Target announcements for hair cell regeneration and autosomal dominant hearing disorder programs (2021)
- AK-OTOF IND submission (Q4:2021)

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